Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions	Provisions

	Restoration[1]	Employee benefits	Other	Total
	US$m	US$m	US$m	US$m
Year ended 31 December 2025
At 1 January 2025	6,526	654	367	7,547
Adjustment to purchase price allocation[2]	-	-	100	100
Change in provision	254	11	(138)	127
Unwinding of present value discount	283	5	-	288
Disposals[3]	(177)	(1)	(17)	(195)
Carrying amount at 31 December 2025	6,886	669	312	7,867
Current	637	449	126	1,212
Non-current	6,249	220	186	6,655
Net carrying amount	6,886	669	312	7,867
Year ended 31 December 2024
At 1 January 2024	7,154	522	281	7,957
Acquisitions through business combinations and asset acquisitions[2]	16	104	48	168
Change in provision	(936)	28	37	(871)
Unwinding of present value discount	292	-	1	293
Carrying amount at 31 December 2024	6,526	654	367	7,547
Current	753	402	167	1,322
Non-current	5,773	252	200	6,225
Net carrying amount	6,526	654	367	7,547
1.2025 change in provision is due to changes in estimates of $898 million and changes in foreign exchange rates of $233 million offset by provisions used of $823 million and a revision of discount rates of $54 million. Changes in estimates are due to new activities, revisions to cost and removal scope assumptions and rate changes supported by most recent estimates and benchmarks.
2.Refer to Note B.5 for details of business combination.
3.Refer to Note B.8 for details of the disposal of the Greater Angostura asset.
Recognition and measurement
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
Restoration
The restoration provision is first recognised in the period in which the obligation arises. The nature of restoration activities includes the removal of facilities, abandonment of wells and restoration of affected areas. Restoration provisions are updated annually, with the corresponding movement recognised against the related exploration and evaluation assets or property, plant and equipment or expensed for late life projects with no corresponding asset.
Over time, the liability is increased for the change in the present value based on a pre-tax discount rate appropriate to the risks inherent in the liability. The unwinding of the discount is recorded as an accretion charge within finance costs. The carrying amount capitalised in property, plant and equipment is depreciated over the useful life of the related asset (refer to Note B.3).
Costs incurred that relate to an existing condition caused by past operations, and which do not have a future economic benefit, are expensed.
Employee benefits
Provision is made for employee benefits accumulated as a result of employees rendering services up to the end of the reporting period.
These benefits include wages, salaries, annual leave and long service leave.
Liabilities in respect of employees’ services rendered that are not expected to be wholly settled within one year after the end of the period in which the employees render the related services are recognised as long-term employee benefits.
These liabilities are measured at the present value of the estimated future cash outflow to the employees using the projected unit credit method. Liabilities expected to be wholly settled within one year after the end of the period in which the employees render the related services are classified as short-term benefits and are measured at the amount due to be paid.
Onerous contract provision
Provision is made for loss-making contracts at the present value of the lower of the net cost of fulfilling and the cost arising from failure to fulfil each contract. The Group had no onerous contract provision as at 31 December 2025.
Significant estimates and judgements
(a) Restoration obligations
The Group estimates the future decommissioning and remediation costs of offshore oil and gas platforms, offshore and onshore production facilities, wells and pipelines at different stages of the development and construction of assets or facilities including for new energy assets. In many instances, decommissioning of assets occurs many years into the future.
The Group’s restoration obligations are based on compliance with the requirements of relevant regulations which vary for different jurisdictions. For example Australian regulations require full removal for offshore assets unless regulator approval is received to decommission in-situ. It is currently the Group’s assumption that in some regulatory jurisdictions and environments, certain infrastructures are decommissioned in-situ where it can be demonstrated that this will deliver equal or better environmental outcomes than full removal and that regulatory approval is obtained where arrangements are satisfactory to the regulator. The Group maintains technical expertise to ensure that industry learnings, scientific research and local and international guidelines are reviewed in assessing its restoration obligations.
The restoration obligation requires judgemental assumptions regarding removal timing, applicable environmental legislation and regulations, the extent of restoration activities required, the engineering methodology and the technologies used for estimating costs.
These assumptions inform the estimated future cash flows, which are then discounted using the risk-free discount rates aligned to the expected timing of the cash outflows.
Expected value approach
For both onshore and offshore assets, provision has been made taking into consideration a risked range of possible removal outcomes, including full removal of certain assets or project-specific risks (where applicable). Individual site provisions are an estimate of the expected value of future cash flows required to rehabilitate the relevant site using current restoration standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using risk-free country-specific discount rates aligned to the estimated timing of cash outflows. This approach also takes into consideration the possibility that full removal of all assets may be required.
Inherent uncertainties
The basis of the restoration obligation provision for assets with approved decommissioning plans or general directions issued by the regulator can differ from the assumptions disclosed above. Whilst the provisions reflect the Group’s best estimate based on current knowledge and information, further studies and detailed analysis of the restoration activities for individual assets will be ongoing to ensure that the most accurate information is available when detailed decommissioning plans are required to be submitted to the relevant regulatory authorities. Actual costs and cash outflows can materially differ from the current estimate as a result of changes in regulations and their application, prices, analysis of site conditions, further studies, timing of restoration and changes in removal technology. These uncertainties may result in actual expenditure differing from amounts included in the provision recognised as at 31 December 2025.
A range of pre-tax discount rates between 3.5% and 5.2% (2024: 4.0% and 4.9%) has been applied. If the discount rates were decreased by 0.5% then the provision would be $355 million higher. If the cost estimates were increased by 10% then the provision would be $689 million higher. The proportion of the non-current balance not expected to be settled within 10 years is 56% (2024: 53%).